UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 2150 – 885 West Georgia Street Vancouver, British Columbia, Canada		V6C 3E8
(Address of principal executive offices)		(Zip Code)

(604) 558-6536

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement

On January 31, 2020, Sierra Oncology, Inc. (the “Company”) entered into a security purchase agreement (the “SPA”) with Gilead Sciences, Inc. (“Gilead”), pursuant to which the Company agreed to (i) issue to Gilead 725,283 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) and (ii) issue a warrant (the “Warrant”) to purchase up to 725,283 shares of Common Stock (the “Warrant Shares”), with an exercise price equal to $13.20 per share, in consideration of the Company’s and Gilead’s agreement to amend that certain Asset Purchase Agreement dated August 20, 2018, as set forth in the Amendment to the Asset Purchase Agreement dated October 28, 2019.

The Warrant contains customary provisions allowing for adjustment to the exercise price and number of Warrant Shares issuable including in the event of any stock split, reverse stock split, stock dividend, other dividend or distribution of assets, recapitalization or similar transaction as described in the Warrant. In addition, subject to limited exceptions, Gilead will not have the right to exercise its Warrant to the extent that, after giving effect to such exercise, it, together with any affiliates, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such exercise, which percentage may be increased or decreased, from time to time, at Gilead’s election upon 61 days’ notice to the Company. The Warrant is exercisable from any time after the date of issuance, which was January 31, 2020, until its expiration on January 31, 2025.

The Shares, the Warrant, and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) and were issued in a private placement pursuant to Section 4(a)(2) of the 1933 Act.

Pursuant to the SPA, upon the request of Gilead, the Company will register the resale of the Shares and Warrant Shares.

As previously stated in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2019, a copy of the Amendment to the Asset Purchase Agreement will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The foregoing summaries of the SPA and the Warrant do not purport to be complete and are subject to and qualified in their entirety by the terms of the SPA and the Warrant, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Shares, the Warrant and Warrant Shares issuable upon exercise of the Warrants are incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Title or Description

10.1	Securities Purchase Agreement, dated January 31, 2020, by and between the Company and Gilead Sciences, Inc.

10.2	Gilead Warrant, dated January 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: February 6, 2020	By:	/s/ Sukhi Jagpal
Sukhi Jagpal
Chief Financial Officer